Business Dispositions	12 Months Ended
Sep. 30, 2013
Text Block [Abstract]
Business Dispositions

(3) Business Dispositions

Dispositions

On July 9, 2010, Alion’s WCGS subsidiary sold several U.S. Navy contracts and certain related assets and liabilities for $5.0 million and recognized a $5.1 million gain on the sale. WCGS continued to provide professional engineering services to the U.S. Navy under several existing contracts through September 30, 2011. Alion provides professional engineering services to the U.S. Navy under a variety of existing contracts.

On September 30, 2010, Alion sold its former HFA subsidiary for $275 thousand. The Company recognized a $2.4 million loss on the sale.

Neither the WCGS contract sale, nor Alion’s sale of its HFA subsidiary was material or significant; therefore no pro forma disclosures are presented in these consolidated financial statements.